                         ANNUAL REPORT / OCTOBER 31 2000

                             AIM GLOBAL INCOME FUND

                                  [COVER IMAGE]

                             [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                 [ COVER IMAGE ]


                      -------------------------------------

                       THE WATER LILY POND BY CLAUDE MONET

             AIM GLOBAL INCOME FUND IS BRIDGING CONTINENTS TO BRING

           SHAREHOLDERS NEW INVESTMENT OPPORTUNITIES. WIDE OCEANS ARE

           NOW NO MORE OF A BARRIER TO GLOBAL INVESTING THAN THE TRAN-

           QUIL POND DEPICTED IN MONET'S PAINTING. THE MANAGEMENT TEAM

          HAS CONSTRUCTED A DIVERSE PORTFOLIO OF GOVERNMENT AND CORPO-

                        RATE BONDS FROM AROUND THE WORLD.

                      -------------------------------------

AIM Global Income Fund is for shareholders who seek a high level of current income. The fund invests in a portfolio of debt issued by U.S. and foreign governments and corporations.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Income Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o The fund's average annual total returns (including sales charges) for the period ended 9/30/00 (the most recent calendar quarter-end) are as follows. Class A shares, one year, -5.66%; five years, 3.37%; inception (9/15/94), 5.25%. Class B shares, one year, -6.03%; five years, 3.57%; inception (9/15/94), 5.56%. Class C shares, one year, -2.35%; inception (8/4/97),
    0.97%.
o The 30-day yield is calculated using a formula defined by the Securities and Exchange Commission. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and annualized.
o The fund's annualized distribution rate reflects its most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end net asset value.
o Government securities (such as U.S. Treasury bills, notes and bonds) offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value and yield will vary with market conditions.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund invests in higher-yielding, lower-rated corporate bonds, commonly known as junk bonds, which have a greater risk of price fluctuation and loss of principal and income than do U.S. government securities (such as U.S. Treasury bills and bonds, the repayment of principal and interest of which is guaranteed by the government if held to maturity).
o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman Government/Credit Bond Index, which represents the performance of intermediate- and long-term government and investment-grade corporate debt securities, is compiled by Lehman Brothers, a well-known global investment bank.
o The unmanaged Salomon Brothers World Government Bond Index represents the performance of long-term foreign-government debt securities.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the U.S. stock market.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

 AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER GUARANTEED
      NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

       This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.


                             AIM GLOBAL INCOME FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    It's an honor to address you as the AIM Funds' new chairman.
    [PHOTO OF       I feel privileged to succeed Ted Bauer, who recently retired
     Robert H.      from the funds' board and will soon retire as A I M
      Graham,       Management Group's chairman after a long, successful career
   Chairman of in the investment industry. Ted has always shown the highest the Board of degree of integrity and commitment to excellence, and I have
     THE FUND       always admired him. I'm also proud to be part of the team
   APPEARS HERE]    that launched AIM almost 25 years ago. From the beginning,
                    AIM has been a very people-oriented, service-minded company, and I plan to carry on the tradition for our shareholders, financial advisors and employees.

                    UNCERTAIN MARKETS
                    The markets this year have been particularly volatile and confusing for many investors, especially for those who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 was down 1.81% year-to-date as of October 31, 2000. But market returns in the 20% to 30% range, such as we have seen in recent years, are not typical. If you expect these kinds of returns every year, you'll be disappointed. Historically, markets decline in one out of every four years. What we're seeing now is a normal downturn.
    This appears to be a worldwide trend. Throughout 2000, overseas markets generally have been more turbulent than their U.S. counterpart.

REASONS FOR OPTIMISM
While investors may need to temper their expectations, there are plenty of reasons to be optimistic. Economic fundamentals remain strong, and many believe that the Federal Reserve Board may have succeeded in bringing the economy to a "soft landing." Gross domestic product growth slowed to 2.4% in the third quarter from the rapid pace of about 7% a year ago. With this slowdown, it seems unlikely that the Fed will raise interest rates in the near future, and stable interest rates provide a solid environment for both stocks and bonds.
    In Europe, the region's economic and investment future continues to look bright despite the weak euro. Restructuring, merger activity and tax reform bode well for European economies. In Asia, most analysts think the continuing strength of the U.S. economy will help boost Asian stock markets.

THE VALUE OF ADVICE
The current environment illustrates the value of professional money management. Knowing when to buy and sell takes expertise and discipline even in the best of markets. During downturns, many investors may be tempted to make decisions based on emotions instead of strategy. The wisest choice is to rely on a professional money manager to make these decisions for you.
    In these uncertain times, it's important to keep market volatility in perspective. Mutual fund investing should be a long-term endeavor. Remember why you're investing, whether it's for your retirement or your child's education, and think about your time frame. If you're unsure about whether your investments can meet your goals, visit your financial advisor for help.
    In the following pages, your fund's portfolio managers discuss market activity, how they managed your fund during the fiscal year and their near-term outlook. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman

                     -------------------------------------

                                  THE CURRENT

                                  ENVIRONMENT

                             ILLUSTRATES THE VALUE

                                OF PROFESSIONAL

                               MONEY MANAGEMENT.

                              KNOWING WHEN TO BUY

                                 AND SELL TAKES

                                 EXPERTISE AND

                             DISCIPLINE EVEN IN THE

                                BEST OF MARKETS.

                     -------------------------------------


                             AIM GLOBAL INCOME FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


AIM GLOBAL INCOME FUND CONFRONTS ADVERSE BOND MARKET


GIVEN THIS YEAR'S MARKET VOLATILITY, HOW DID THE FUND PERFORM?
The fund continued to provide attractive current income to shareholders. As of the end of the fiscal year on October 31, 2000, the fund's 30-day distribution rates at net asset value were 7.27% for Class A shares and 6.73% for Class B and Class C shares. The 30-day SEC yield at maximum offering price was 6.80% for Class A shares and 6.64% for both Class B and Class C shares. Total returns for the fiscal year, excluding sales charges, were -1.38% for Class A shares, -1.94% for Class B shares and -1.84% for Class C shares. For the same period, the return of its benchmark, the Salomon Brothers World Government Bond Index, was -5.08%.

WHAT TRENDS HAVE AFFECTED BONDS THIS FISCAL YEAR?
A slowing economy, weaker corporate earnings and a strong dollar produced mixed results. The best-performing sectors were U.S. government issues, especially Treasuries, and bonds in emerging markets. The investment-grade market, both domestic and foreign, did less well, and credit rated below-investment-grade performed the worst. Foreign markets lost investment capital to the United States because of the strong dollar. This left bond markets in Europe and Japan struggling even though those countries' economies were reasonably healthy.

WHAT ABOUT DOMESTIC BONDS?
Toward the close of the reporting period, prices rose on Treasuries, government agency bonds and mortgage securities, but lagged on corporate bonds, especially high-yield issues. Since yields decline as prices rise, this pushed government yields down and corporate yields up, widening yield spreads and hampering most corporate sectors' performance. High-yield bonds exhibited some of the widest spreads in a decade.
    Early in 2000, the U.S. Treasury began buying back its own bonds, using the federal surplus to reduce the public debt. Its "most wanted" were longer-term bonds (15+ years). The declining supply of these boosted their prices, creating an inverted yield curve (short-term yields higher than long-term yields) that persisted all summer. By the end of September, only yields on bonds of a year or less remained elevated; yields from one year to 30 years were nearly flat.
    As the Federal Reserve Board (the Fed) continued raising interest rates during the winter and spring to prevent rapid U.S. economic growth from sparking inflation, investors' interest-rate anxiety kept the stock market jittery. This intensified the demand for high-quality Treasuries and created one of the worst markets for high-yield bonds since the early `90s.
    The Fed stopped raising rates after May, as economic indicators began showing declining growth. Corporate-bond performance slipped in September and October because of profit concerns. High-yield bonds posted positive total returns on the third quarter, but fell in October and remained in the red on the year.

HOW HAVE FOREIGN BONDS FARED?
Both corporate and government bonds have been affected by the current worldwide upswing in the economic cycle. Despite hiccups, world economies in general performed so strongly this fiscal year that in almost every country, central banks raised interest rates to control inflation. And whenever interest rates rise, we see a dip in the selling prices of existing bonds. So in the aggregate, global bonds have had negative returns. Losses were moderate in Japan and the United Kingdom, but in continental Europe, bond prices were undercut by the sinking value of the euro. In general, hedged positions gave positive results while unhedged ones lost value, as hedging mitigated the slippage of foreign currencies' value against the rising dollar.

                     -------------------------------------

                            READ THIS REPORT ONLINE!

                      Early in 2001, a new service will be

                     available--electronic delivery of fund

                      reports and prospectuses. Soon, you

                      can read the same AIM report you are

                     reading now--online. Once you sign up

                      for the service, we will send you a

                     link to the report via e-mail. If you

                     choose to receive your reports online,

                      you will not receive a paper copy by

                      mail. You may cancel the service at

                       any time by visiting our Web site.

                          Please visit our Web site at

                      www.aimfunds.com and go to "Your AIM

                      Account." Log into your account and

                     then click on the "View Other Account

                       Options" dropdown menu and select

                                  "eDelivery."

                     -------------------------------------

                     -------------------------------------

                           THE BEST-PERFORMING SECTORS

                          WERE U.S. GOVERNMENT ISSUES,

                        ESPECIALLY TREASURIES, AND BONDS

                              IN EMERGING MARKETS.

                     -------------------------------------


          See important fund and index disclosures inside front cover.

                             AIM GLOBAL INCOME FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


WHAT CHANGES WERE MADE TO ADDRESS THESE CHALLENGES?
In June, AIM Global Government Fund was merged into AIM Global Income Fund, bringing with it a group of government fixed-income holdings. By staying invested in a well-diversified portfolio of corporate holdings, the fund's managers maintained a healthy asset allocation. This action also moderated the effects of the portfolio's exposure to high-yield bonds, which faced a highly adverse market this year even though high-yield issues usually thrive in high-growth environments. As the year progressed, the fund managers continued reducing the fund's exposure to foreign currencies through selective hedging to protect its non-dollar component from the effects of the strengthening dollar.

WHAT INVESTMENTS DID YOU LIKE?
Because of their reliability, U.S. Treasury notes and bonds were especially desirable. Other solid sovereign debt included bonds issued by the governments of Canada, Uruguay and Greece. Among corporate holdings, we particularly liked:
o CSC Holdings, which owns and operates cable-television systems (including Cablevision) and has ownership interests in companies that produce and distribute national and regional entertainment and sports programming services.
o   WMX Technologies, a major player in the waste-management industry.
o Time Warner Inc., the world's leading media company, active in publishing, music, filmed entertainment, cable systems and cable networks.

WHAT IS YOUR OUTLOOK?
As of the close of the fiscal year, the prospects looked encouraging. In the United States, interest rates have stabilized as the Fed has taken a respite from its monetary tightening policy. The nation's unemployment rate is at its lowest level in three decades, productivity is high and inflation is moderate, except for oil prices. It appears that the Fed's hoped-for "soft landing" may be taking place, and that the economy is likely to grow at a healthy but more moderate rate, a favorable environment for bonds.
    The global economy continues to expand, though more slowly. Several developing nations have achieved a level of economic restructuring that makes their bonds attractive. We expect upward pressure to continue on interest rates in Western Europe, which has been doing well economically. We also foresee the dollar remaining strong, which suggests we continue hedging the majority of the fund's non-dollar allocation. Markets may continue to be volatile because of a degree of uncertainty surrounding near-term economic, political and international trends and developments.

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION

[ART WORK]

As of 10/31/00, based on total net assets

==================================================================================================================================
                                                      % of                PORTFOLIO                        GEOGRAPHIC
TOP 10 HOLDINGS                   COUPON  MATURITY  PORTFOLIO            COMPOSITION                       ALLOCATION
----------------------------------------------------------------------------------------------------------------------------------
 1. U.S. Treasury Notes            5.62%   05/08      3.18%       Government Bonds   19.36%    Europe                       9.10%
 2. U.S. Treasury Notes            7.25    08/04      3.12        Cash & Other        4.08%    South America                2.70%
 3. U.S. Treasury Bonds            6.13    08/29      3.00        Corporate Bonds    76.56%    Asia, Australia and Other    2.26%
 4. Canadian Government            6.00    06/08      2.96                                     North America               85.94%
    (Canada), Bonds
 5. U.S. Treasury Notes            6.50    02/02      1.80
 6. U.S. Treasury Notes            5.63    02/01      1.78
 7. Republic Orient (Uruguay),     7.88    07/27      1.61
    Unsec. Yankee Bonds
 8. Hellenic Republic, Bonds       6.00    05/10      1.23
 9. Waste Management, Inc.         7.10    08/26      1.15
    Unsec. Putable Bonds
10. Federal National Mortgage      6.38    08/07      1.14
    Association, Sr. Unsub.
    Notes

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.
==================================================================================================================================


          See important fund and index disclosures inside front cover.

                             AIM GLOBAL INCOME FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM GLOBAL INCOME FUND VS. BENCHMARK INDEXES

9/15/94-10/31/00

in thousands
================================================================================
          AIM Global      AIM Global        Salomon
         Income Fund,    Income Fund,    Brothers World   Lehman Government/
           Class A         Class B         Govt. Bond        Credit Bond
           Shares          Shares           Index               Index
--------------------------------------------------------------------------------
9/15/94      9524           10000          10000              10000
10/94        9613           10079          10233.9            9837.64
10/95        11158          11647          11789.6            11427.6
10/96        12298          12772          12421.9            12265.8
10/97        13411          13855          12746.5            13105.3
10/98        13940          14323          14345.9            14451.9
10/99        13670          13984          13993              14355.9
10/00        13481          13713          13282.9            15379.1

            $13,481        $13,713        $13,283            $15,379

Source: Lipper, Inc.
Past performance cannot guarantee comparable future results.
================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
This chart compares your fund to benchmark indexes. It is intended to give you an idea of how your fund performed compared to these indexes over the period 9/15/94-10/31/00. (Please note that the data for the indexes are for the period 8/31/94-10/31/00.) It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the Salomon Brothers World Government Bond Index or the Lehman Government/Credit Bond Index is unmanaged, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect the return on your investment.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/00, including sales charges

================================================================================
CLASS A SHARES
  Inception (9/15/94)         5.00%
  5 years                     2.84
  1 year                     -6.02*
  *-1.38% excluding sales charges

CLASS B SHARES
  Inception (9/15/94)         5.29%
  5 years                     3.03
  1 year                     -6.52*
  *-1.94% excluding CDSC

CLASS C SHARES
  Inception (8/4/97)          0.59%
  1 year                     -2.75*
  *-1.84% excluding CDSC
================================================================================

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to differing fees and expenses. For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover.


                             AIM GLOBAL INCOME FUND

                       ANNUAL REPORT / FOR CONSIDERATION


BOND FUNDS CAN DIVERSIFY YOUR PORTFOLIO

--------------------------------------------------------------------------------
CHANCES ARE YOU'VE HEARD MORE ABOUT STOCKS THAN BONDS.
--------------------------------------------------------------------------------

Soaring equity markets in the 1990s focussed media attention on stocks and stock funds.
    But don't overlook bond funds. Because bonds often behave differently than stocks, adding bond funds to your portfolio can potentially:
o   Reduce the risk associated with investing only in stock funds
o   Enhance total returns
o   Provide a steady source of income
Here are a few of bonds' more important characteristics.

HOW BONDS DIFFER FROM STOCKS
Stocks represent ownership in a company; bonds are debt obligations. When you buy a bond, you lend money to a government, agency or company. In return, the borrower agrees to pay you back on a specific date. The borrower also agrees to pay you interest, usually at specific intervals, until the obligation is retired.
    A bond's maturity is determined by the date when the entire loan and the last interest payment are due. If a bond was issued on January 1, 2000, and the entire loan must be paid off by January 1, 2030, the bond has a maturity of 30 years.

SEVERAL FACTORS DETERMINE INTEREST RATES, BOND PRICES
Generally, bonds with longer maturities have higher interest rates. That's because there is usually a greater risk that a borrower will default on a loan over a long period than a short period. Also, it is almost impossible to predict economic conditions many years in the future. Hence, bonds with longer maturities usually must offer higher interest rates to attract buyers.
    But probably the most important factor determining a bond's interest rate is the perceived ability of the borrower to repay. Several credit rating agencies, including Standard & Poor's (S&P), assess this ability and assign a rating to a bond issue. S&P's highest rating is AAA; its lowest is D. Generally, the lower a bond's rating, the higher its interest rate.
    Prevailing interest rates also are important in determining the rates of newly issued bonds and are a key factor affecting bond prices. For instance, if you own a bond with an interest rate of 7% and the current interest rate for new bonds of similar quality and maturity is 6%, your bond is likely to command a price higher than its face value in the marketplace. Conversely, the market price of your bond will likely drop below face value if interest rates for new bonds of similar quality and maturity rise above 7%.

PRICES VS. YIELDS
Bond prices and yields move in opposite directions. That's because a bond's yield is determined by dividing its interest rate by its current market value. For example, if the market price of a bond with a face value of $1,000 and a 10% interest rate drops to $500, its yield rises to 20%. In assessing bond-market trends, analysts tend to quote yields rather than prices. Thus, if analysts report that yields are falling, that means prices are rising; if yields are rising, bond prices are falling. While the financial media tend to focus on the U.S Treasury market, there are other types of bonds.

U.S. GOVERNMENT /AGENCY ISSUES
[ART WORK]
U.S. Treasury bills, notes and bonds are considered the safest fixed-income investments because they are backed by the full faith and credit of the U.S. government. Treasury bills have maturities of less than one year; Treasury notes from one to 10 years; Treasury bonds have maturities exceeding 10 years. Historically, the 30-year-Treasury has been the benchmark for the performance of the bond market in general. Many analysts now prefer to use the 10-year Treasury note.
    Early in 2000, the U.S. Treasury began buying back its longer-maturity bonds, including its 30-year issues. The federal-government surplus is allowing the Treasury to retire some of its debt prematurely. The perception is that the Treasury may eventually retire all of its 30-year bonds and discontinue issuing them.
    In addition to the Treasury, Congress has authorized certain federal-government agencies, such as the Government National Mortgage Association (Ginnie Mae), to issue marketable debt securities. Agency-like corporations operating under government charters, such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), also issue bonds.
    Government-Sponsored Enterprises (GSEs) like Fannie Mae and Freddie Mac, have been the subject of controversy. Though shareholder-owned, Freddie Mac and Fannie Mae operate under federal charters that help ensure that lenders such as savings and loans have enough money to make new loans and keep mortgage rates affordable. Those federal


                             AIM GLOBAL INCOME FUND

                       ANNUAL REPORT / FOR CONSIDERATION

charters exempt GSEs from state and local corporate income taxes, give them a $2.25 billion line of credit with the Treasury and allow them to borrow at lower interest rates than similarly rated corporations. This "implied government guarantee" has been called into question. A bill has been proposed to remove their lines of credit with the Treasury. As the wheels of government tend to move slowly, this GSE debate will likely not be resolved soon.

MUNICIPAL BONDS
[ART WORK]
Municipal bonds (munis) are issued by state and local governments, including cities, school districts and similar entities. Income from these bonds is generally exempt from federal income taxes. Additionally, municipal bonds issued in a state are usually exempt from state income taxes in that state. Munis include revenue bonds, which are supported with income from projects such as toll roads; and general obligation (GO) bonds, funded by tax dollars.
    Because they are supported by tax dollars, GO bonds tend to be more susceptible to the political climate than revenue bonds. Sometimes, state and local governments find it difficult to raise taxes to support bond issues. This has been less of an issue recently as many state and local governments have had revenue surpluses. Retiring revenue bonds is largely dependent on the project's ability to generate sufficient income.

CORPORATE BONDS
[ART WORK]
Corporate bonds are issued by companies raising money for working capital or for capital expenditures such as plant construction or equipment purchases. U.S. government bonds are generally exempt from state income taxes, and municipal bonds are usually exempt from federal income taxes. Corporate bonds are fully taxable. Corporate bonds, whether investment- or non-investment-grade, generally have higher yields than Treasury issues of the same maturity. The difference between these yields is often referred to as the spread. When yield differentials are significant, spreads are said to be wide; when they are close together, spreads are narrow.

HIGH-YIELD BONDS
[ART WORK]
High yield or junk bonds are below investment-grade---that is, they have been assigned a rating of BB or lower from a credit-rating agency such as Standard & Poor's based on an evaluation of the issuer's ability to pay off its indebtedness. High yield bonds are considered riskier than investment-grade bonds, so they generally have higher interest rates. Junk bonds may include municipal and corporate debt securities and the government bonds of certain nations.
    Unlike other types of bonds, high yield securities tend to benefit from a robust, rapidly growing economy. When the issuers of high yield bonds experience greater revenue intake, they are better able to meet their debt obligations. Conversely, high-yield bonds tend to underperform during periods of economic uncertainty when investors tend to prefer higher-quality bonds, particularly Treasuries.

FOREIGN BONDS
[ART WORK]
Foreign bonds include debt securities issued by non-U.S. governments, corporations, cities and other entities in both developed and developing nations. They can be denominated in U.S. dollars or foreign currencies. They are fully taxable in the United States, and the strength of the dollar relative to other currencies will affect returns for U.S. investors. It is important to note that investing in developing nations involves greater risk than investing in developed markets.

BOND MUTUAL FUNDS ALSO VARIED
Just as there are different types of bonds, there are different types of bond mutual funds. Some invest in only one type of bond, such as U.S. Treasury securities. Others invest in a variety of issues, such as foreign-government bonds and domestic corporate bonds. Some invest in a combination of stocks and bonds. There are bond funds for both conservative and more aggressive investors.
    When investing in bond funds, remember that an investment's return is linked to its risk. For bond funds, risk is directly related to a fund's maturity and credit structure. The higher the return, the higher the risk. Conversely, relatively safe investments offer relatively lower returns.
    A fund's prospectus and statement of additional information discuss in more detail the types of bonds contained in its portfolio and risk factors associated with these securities
    Your financial advisor is the best person to contact if you have any questions about investing in bonds or a bond fund.


                             AIM GLOBAL INCOME FUND

SCHEDULE OF INVESTMENTS

October 31, 2000

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
U.S. DOLLAR DENOMINATED BONDS &
  NOTES-67.01%

AIR FREIGHT-0.33%

Atlas Air, Inc., Sr. Unsec. Notes,
  10.75%, 08/01/05                   $  530,000   $    551,200
==============================================================

AIRLINES-1.46%

Air 2 US-Series C, Equipment Trust
  Ctfs., 10.13%, 10/01/20 (Acquired
  10/28/99; Cost $450,000)(a)           450,000        463,248
--------------------------------------------------------------
Delta Air Lines, Inc.,
  Deb., 10.38%, 12/15/22                500,000        531,790
--------------------------------------------------------------
  Unsec. Notes, 7.90%, 12/15/09       1,000,000        928,400
--------------------------------------------------------------
Dunlop Standard Aerospace Holdings
  PLC (United Kingdom), Sr. Unsec.
  Yankee Sub. Notes, 11.88%,
  05/15/09                              530,000        530,000
==============================================================
                                                     2,453,438
==============================================================

AUTOMOBILES-0.43%

DaimlerChrysler N.A. Holding Corp.,
  Gtd. Notes, 8.00%, 06/15/10           700,000        721,931
==============================================================
BANKS (MAJOR REGIONAL)-1.62%
BB&T Corp., Putable Sub. Notes,
  6.38%, 06/30/05                       125,000        118,456
--------------------------------------------------------------
Crestar Financial Corp., Sub.
  Notes, 8.75%, 11/15/04                 75,000         78,792
--------------------------------------------------------------
Midland Bank PLC (United Kingdom),
  Yankee Sub. Notes, 7.65%,
  05/01/25                              280,000        282,176
--------------------------------------------------------------
Regions Financial Corp., Putable
  Sub. Notes, 7.75%, 09/15/24           500,000        509,135
--------------------------------------------------------------
Republic New York Corp.,
  Sub. Deb., 9.50%, 04/15/14            370,000        414,766
--------------------------------------------------------------
  Sub. Notes, 9.70%, 02/01/09           400,000        443,140
--------------------------------------------------------------
UBS Preferred Funding Trust I, Gtd.
  Bonds, 8.62%, 10/29/49                855,000        865,715
==============================================================
                                                     2,712,180
==============================================================

BANKS (MONEY CENTER)-2.79%

BSCH Issuance Ltd. (Cayman
  Islands), Gtd. Sub. Notes, 7.63%,
  09/14/10                              800,000        790,728
--------------------------------------------------------------
First Union Corp., Putable Sub.
  Deb.,
  6.55%, 10/15/35                     1,500,000      1,442,775
--------------------------------------------------------------
  7.50%, 04/15/35                     1,000,000        999,890
--------------------------------------------------------------
NCNB Corp., Sub. Notes, 9.38%,
  09/15/09                            1,300,000      1,444,651
==============================================================
                                                     4,678,044
==============================================================

BANKS (REGIONAL)-2.40%

Banponce Trust I-Series A, Gtd.
  Notes, 8.33%, 02/01/27                360,000        323,086
--------------------------------------------------------------
Mercantile Bancorp., Inc., Unsec.
  Sub. Notes, 7.30%, 06/15/07           400,000        393,464
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
BANKS (REGIONAL)-(CONTINUED)

NBD Bank N.A. Michigan, Putable
  Sub. Deb., 8.25%, 11/01/24         $1,350,000   $  1,419,471
--------------------------------------------------------------
Riggs Capital Trust II-Series C,
  Gtd. Sec. Bonds, 8.88%, 03/15/27      570,000        410,423
--------------------------------------------------------------
Union Planters Bank N.A., Unsec.
  Sub. Notes, 6.50%, 03/15/08           155,000        138,911
--------------------------------------------------------------
Union Planters Capital Trust, Gtd.
  Bonds, 8.20%, 12/15/26                400,000        347,792
--------------------------------------------------------------
US Bancorp, Sub. Deb., 7.50%,
  06/01/26                            1,000,000        997,690
==============================================================
                                                     4,030,837
==============================================================

BEVERAGES (ALCOHOLIC)-0.23%

J Seagram & Sons, Gtd. Deb., 9.65%,
  08/15/18                              300,000        387,036
==============================================================

BROADCASTING (TELEVISION, RADIO & CABLE)-7.88%

Adelphia Communications Corp., Sr.
  Unsec. Notes, 10.88%, 10/01/10        700,000        661,500
--------------------------------------------------------------
AT&T Corp.-Liberty Media Corp.,
  Bonds, 7.88%, 07/15/09                 85,000         82,170
--------------------------------------------------------------
  Sr. Unsec. Deb., 8.25%, 02/01/30    1,050,000        937,734
--------------------------------------------------------------
British Sky Broadcasting Group PLC
  (United Kingdom), Sr. Unsec. Gtd.
  Yankee Notes, 8.20%, 07/15/09         665,000        615,504
--------------------------------------------------------------
Charter Communications Holdings,
  LLC/Charter Communications
  Holdings Capital Corp., Sr.
  Unsec. Disc. Notes, 9.92%,
  04/01/11(b)                         1,000,000        590,000
--------------------------------------------------------------
Clear Channel Communications, Inc.,
  Unsec. Deb., 7.25%, 10/15/27        1,300,000      1,148,654
--------------------------------------------------------------
Comcast Cable Communications,
  Unsec. Notes, 8.50%, 05/01/27       1,000,000      1,074,580
--------------------------------------------------------------
Cox Enterprises, Inc., Notes,
  8.00%, 02/15/07 (Acquired
  02/16/00; Cost $297,759)(a)           300,000        301,263
--------------------------------------------------------------
CSC Holdings Inc.,
  Sr. Unsec. Deb.,
  7.63%, 07/15/18                     1,000,000        893,820
--------------------------------------------------------------
  7.88%, 02/15/18                     1,000,000        916,810
--------------------------------------------------------------
  Sr. Unsec. Notes, 7.88%, 12/15/07   1,875,000      1,818,487
--------------------------------------------------------------
  Series B, Sr. Notes, 8.13%,
    07/15/09                          1,300,000      1,273,480
--------------------------------------------------------------
Fox Family Worldwide, Inc., Sr.
  Unsec. Disc. Notes, 10.25%,
  11/01/07(b)                           940,000        690,900
--------------------------------------------------------------
Knology Holdings, Inc., Sr. Disc.
  Notes, 11.88%, 10/15/07(b)            700,000        316,750
--------------------------------------------------------------
Lenfest Communications, Inc., Sr.
  Unsec. Sub. Notes, 8.25%,
  02/15/08                              650,000        656,591
--------------------------------------------------------------
TCI Communications, Inc., Sr. Deb.,
  8.75%, 08/01/15                       750,000        777,615
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
BROADCASTING (TELEVISION, RADIO &
  CABLE)-(CONTINUED)

United Pan-Europe Communications
  N.V. (Netherlands)-Series B, Sr.
  Unsec. Disc. Yankee Notes,
  13.75%, 02/01/10(b)                $1,200,000   $    462,000
==============================================================
                                                    13,217,858
==============================================================

BUILDING MATERIALS-0.26%

Dayton Superior Corp., Sr. Unsec.
  Gtd. Sub. Notes, 13.00%, 06/15/09     450,000        429,750
==============================================================

CHEMICALS-0.20%

Agrium, Inc., Unsec. Yankee Notes,
  7.00%, 02/01/04                       350,000        335,559
==============================================================

COMMUNICATIONS EQUIPMENT-0.07%

ProNet Inc., Sr. Sub. Notes,
  11.88%, 06/15/05                      250,000        111,250
==============================================================

COMPUTERS (NETWORKING)-0.28%

Exodus Communications, Inc., Sr.
  Unsec. Notes, 11.25%, 07/01/08        510,000        466,650
==============================================================

COMPUTERS (PERIPHERALS)-0.11%

Equinix Inc., Sr. Unsec. Notes,
  13.00%, 12/01/07                      250,000        188,125
==============================================================

CONSTRUCTION (CEMENT & AGGREGATES)-0.13%

Schuff Steel Co., Sr. Unsec. Gtd.
  Sub. Notes, 10.50%, 06/01/08          350,000        222,250
==============================================================

CONSUMER FINANCE-2.25%

American General Finance Corp., Sr.
  Notes, 8.45%, 10/15/09                270,000        284,467
--------------------------------------------------------------
Capital One Bank, Unsec. Notes,
  7.25%, 05/01/06                     1,450,000      1,370,757
--------------------------------------------------------------
Capital One Financial Corp., Sr.
  Notes, 8.25%, 06/15/05                550,000        554,774
--------------------------------------------------------------
Household Finance Corp., Unsec.
  Notes, 6.88%, 03/01/07                900,000        867,339
--------------------------------------------------------------
MBNA Capital I-Series A, Gtd.
  Bonds, 8.28%, 12/01/26                835,000        697,601
==============================================================
                                                     3,774,938
==============================================================

ELECTRIC COMPANIES-3.67%

CILCORP Inc., Bonds, 9.38%,
  10/15/29                            1,000,000      1,107,820
--------------------------------------------------------------
Cleveland Electric Illuminating Co.
  (The),
  1st Mortgage, 6.86%, 10/01/08         500,000        474,930
--------------------------------------------------------------
  Series D, Sr. Sec. Notes, 7.88%,
    11/01/17                          1,500,000      1,474,065
--------------------------------------------------------------
El Paso Electric Co.
  Series D, Sec. First Mortgage
    Bonds, 8.90%, 02/01/06              500,000        525,570
--------------------------------------------------------------
  Series E, Sec. First Mortgage
    Bonds, 9.40%, 05/01/11            1,000,000      1,055,790
--------------------------------------------------------------
Niagara Mohawk Holdings Inc.-Series
  H, Sr. Unsec. Disc. Notes, 8.50%,
  07/01/10(b)                         1,400,000      1,133,062
--------------------------------------------------------------
Public Service Company of New
  Mexico-Series A, Sr. Unsec.
  Notes, 7.10%, 08/01/05                120,000        118,354
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
ELECTRIC COMPANIES-(CONTINUED)

Texas-New Mexico Power Co., Sr.
  Sec. Notes, 6.25%, 01/15/09        $  300,000   $    268,557
==============================================================
                                                     6,158,148
==============================================================

ELECTRICAL EQUIPMENT-1.08%

Emerson Electric Co., Unsec. Notes,
  7.13%, 08/15/10                     1,000,000      1,004,130
--------------------------------------------------------------
GE Global Insurance Holdings Corp.,
  Notes, 7.75%, 06/15/30                800,000        813,544
==============================================================
                                                     1,817,674
==============================================================

ELECTRONICS (COMPONENT DISTRIBUTORS)-0.74%

Israel Electric Corp. Ltd.
  (Israel),
  Sr. Sec. Medium Term Yankee
  Notes, 7.75%, 03/01/09 (Acquired
  04/13/00-10/23/00; Cost
  $949,217)(a)                        1,000,000        939,350
--------------------------------------------------------------
  Yankee Deb., 7.75%, 12/15/27
  (Acquired 06/09/00; Cost
  $307,293)(a)                          350,000        301,689
==============================================================
                                                     1,241,039
==============================================================

ENGINEERING & CONSTRUCTION-0.38%

Washington Group International,
  Inc., Sr. Unsec. Gtd. Notes,
  11.00%, 07/01/10 (Acquired
  06/28/00; Cost $744,465)(a)           750,000        639,375
==============================================================

ENTERTAINMENT-2.30%

Callahan Nordrhein Westfalen
  (Denmark), Sr. Unsec. Yankee
  Notes, 14.00%, 07/15/10 (Acquired
  06/29/00-08/11/00; Cost
  $523,438)(a)                          525,000        509,250
--------------------------------------------------------------
Time Warner Inc.,
  Deb.,
  9.13%, 01/15/13                     1,000,000      1,118,240
--------------------------------------------------------------
  9.15%, 02/01/23                     1,600,000      1,793,632
--------------------------------------------------------------
  Gtd. Bonds, 6.95%, 01/15/28           500,000        447,950
==============================================================
                                                     3,869,072
==============================================================

FINANCIAL (DIVERSIFIED)-3.01%

AIG SunAmerica Global Financing I,
  Sr. Unsec. Notes, 7.40%, 05/05/03
  (Acquired 10/17/00; Cost
  $335,415)(a)                          330,000        335,577
--------------------------------------------------------------
AIG SunAmerica Global Financing II,
  Sr. Sec. Notes, 7.60%, 06/15/05
  (Acquired 06/08/00; Cost
  $700,000)(a)                          700,000        718,935
--------------------------------------------------------------
Citigroup Inc., Deb.,
  Deb., 6.63%, 01/15/28               1,000,000        868,860
--------------------------------------------------------------
  Unsec. Sub. Notes, 7.25%,
    10/01/10                            715,000        710,302
--------------------------------------------------------------
General Motors Acceptance Corp.,
  Notes, 6.85%, 06/17/04                300,000        297,318
--------------------------------------------------------------
Heller Financial, Inc., Sr. Unsec.
  Notes,
  7.38%, 11/01/09                       500,000        478,050
--------------------------------------------------------------
  8.00%, 06/15/05                       450,000        454,509
--------------------------------------------------------------
Pinnacle Partners, Sr. Notes,
  8.83%, 08/15/04 (Acquired
  08/02/00; Cost $1,000,000)(a)       1,000,000      1,016,010
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
FINANCIAL (DIVERSIFIED)-(CONTINUED)

Source One Mortgage Services Corp.,
  Deb., 9.00%, 06/01/12              $  150,000   $    165,700
==============================================================
                                                     5,045,261
==============================================================

GAMING, LOTTERY & PARIMUTUEL COMPANIES-0.54%

Hollywood Casino Corp., Sr. Sec.
  Gtd. Sub. Notes, 11.25%, 05/01/07     350,000        368,375
--------------------------------------------------------------
Park Place Entertainment Corp., Sr.
  Unsec. Sub. Notes, 8.88%,
  09/15/08(c)                           550,000        541,750
==============================================================
                                                       910,125
==============================================================

HEALTH CARE (DRUGS-GENERIC & OTHER)-0.15%

Warner Chilcott, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 12.63%,
  02/15/08(c)                           250,000        256,250
==============================================================

HOMEBUILDING-0.28%

K. Hovanian Enterprises Inc., Sr.
  Unsec. Gtd. Notes, 10.50%,
  10/01/07(c)                           500,000        472,500
==============================================================

HOUSEHOLD PRODUCTS
  (NON-DURABLES)-0.26%

Procter & Gamble Co. (The), Putable
  Deb., 8.00%, 09/01/24                 400,000        431,608
==============================================================

INSURANCE (LIFE/HEALTH)-0.09%

Torchmark Corp., Notes, 7.88%,
  05/15/23                              165,000        147,612
==============================================================

INSURANCE (PROPERTY-CASUALTY)-0.56%

Terra Nova Insurance PLC (United
  Kingdom), Sr. Unsec. Gtd. Yankee
  Notes,
  7.00%, 05/15/08                       500,000        469,825
--------------------------------------------------------------
  7.20%, 08/15/07                       500,000        477,245
==============================================================
                                                       947,070
==============================================================

INVESTMENT BANKING/BROKERAGE-2.18%

Lehman Brothers Holdings Inc.,
  Notes, 8.50%, 08/01/15              1,390,000      1,440,513
--------------------------------------------------------------
  Sr. Sub. Notes, 7.38%, 01/15/07     1,000,000        980,930
--------------------------------------------------------------
  Series E, Medium Term Notes,
    9.20%, 02/10/28(d)                1,100,000         90,761
--------------------------------------------------------------
Lehman Brothers Inc., Putable Sr.
  Notes, 8.80%, 03/01/15                215,000        229,246
--------------------------------------------------------------
Merrill Lynch & Co., Unsec. Notes,
  6.88%, 11/15/18                     1,000,000        910,380
==============================================================
                                                     3,651,830
==============================================================

IRON & STEEL-0.03%

Acme Metals Inc., Sr. Unsec. Gtd.
  Notes, 10.88%, 12/15/07(e)            438,000         59,130
==============================================================

LEISURE TIME (PRODUCTS)-0.17%

Marvel Enterprises, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 12.00%,
  06/15/09                              440,000        282,700
==============================================================

LODGING-HOTELS-0.06%

John Q. Hammons Hotels, Inc., Sec.
  First Mortgage Notes, 9.75%,
  10/01/05                              100,000         93,750
==============================================================

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
MACHINERY (DIVERSIFIED)-0.26%

Actuant Corp., Sr. Unsec. Gtd. Sub.
  Notes, 13.00%, 05/01/09 (Acquired
  07/21/00; Cost $444,038)(a)        $  450,000   $    438,750
==============================================================

MANUFACTURING (DIVERSIFIED)-0.96%

Glenoit Corp., Sr. Unsec. Gtd. Sub.
  Notes, 11.00%, 04/15/07(e)            380,000         64,600
--------------------------------------------------------------
Honeywell International Inc.,
  Notes, 7.50%, 03/01/10              1,500,000      1,550,100
==============================================================
                                                     1,614,700
==============================================================

MANUFACTURING (SPECIALIZED)-0.39%

First Wave Marine, Inc., Sr. Unsec.
  Notes, 11.00%, 02/01/08               250,000         68,125
--------------------------------------------------------------
MMI Products, Inc.-Series B, Sr.
  Unsec. Sub. Notes, 11.25%,
  04/15/07                              260,000        255,450
--------------------------------------------------------------
Tekni-Plex, Inc., Sr. Sub. Notes,
  12.75%, 06/15/10(c)                   365,000        333,975
==============================================================
                                                       657,550
==============================================================

METALS MINING-0.14%

Rio Algom Ltd. (Canada), Unsec.
  Yankee Deb., 7.05%, 11/01/05          250,000        242,695
==============================================================

NATURAL GAS-3.65%

Coastal Corp. (The), Sr. Unsec.
  Deb., 6.70%, 02/15/27                 900,000        856,440
--------------------------------------------------------------
Dynegy Inc., Sr. Unsec. Deb.,
  7.13%, 05/15/18                     1,100,000        989,472
--------------------------------------------------------------
Enron Corp.-Series A, Medium Term
  Notes, 8.38%, 05/23/05              1,300,000      1,353,820
--------------------------------------------------------------
KN Capital Trust III-Series B,
  Unsec. Gtd. Bonds, 8.56%,
  04/15/27                            1,000,000        914,080
--------------------------------------------------------------
Northern Border Partners, L.P., Sr.
  Unsec. Gtd. Notes, 8.88%,
  06/15/10 (Acquired 09/07/00; Cost
  $1,038,660)(a)                      1,000,000      1,040,480
--------------------------------------------------------------
Nova Gas Transmission Ltd.
  (Canada), Yankee Deb., 8.50%,
  12/15/12                              450,000        479,781
--------------------------------------------------------------
Sonat Inc., Unsec. Notes, 7.63%,
  07/15/11                              500,000        498,055
==============================================================
                                                     6,132,128
==============================================================

OIL & GAS (DRILLING &
  EQUIPMENT)-1.06%

Petroleum Geo-Services A.S.A.
  (Norway), Yankee Notes, 7.50%,
  03/31/07                            1,820,000      1,778,013
==============================================================

OIL & GAS (EXPLORATION & PRODUCTION)-3.00%

Anadarko Petroleum Corp., Deb.,
  7.73%, 09/15/96                     1,200,000      1,198,980
--------------------------------------------------------------
Apache Crop., Sr. Unsec. Notes,
  7.00%, 02/01/18                     1,000,000        931,980
--------------------------------------------------------------
Statoil (Norway), Yankee Unsec.
  Deb., 7.38%, 05/01/16 (Acquired
  06/01/00; Cost $281,547)(a)           300,000        285,852
--------------------------------------------------------------
DevX Energy, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 12.50%, 07/01/08          160,000        112,800
--------------------------------------------------------------
ONEOK, Inc., Unsec. Notes, 7.75%,
  08/15/06                              400,000        404,220
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
OIL & GAS (EXPLORATION &
  PRODUCTION)-(CONTINUED)

Parker & Parsley Petroleum Co., Sr.
  Unsec. Notes, 8.25%, 08/15/07      $  620,000   $    607,929
--------------------------------------------------------------
Pogo Producing Co.-Series B, Sr.
  Unsec. Sub. Notes, 10.38%,
  02/15/09                              500,000        527,500
--------------------------------------------------------------
Talisman Energy Inc. (Canada),
  Yankee Deb., 7.13%, 06/01/07          250,000        244,150
--------------------------------------------------------------
Triton Energy Ltd. (Cayman
  Islands), Sr. Yankee Notes,
  8.88%, 10/01/07 (Acquired
  09/27/00; Cost $325,000)(a)           325,000        325,000
--------------------------------------------------------------
Union Pacific Resources Group Inc.,
  Unsec. Deb., 7.50%, 10/15/26          400,000        389,488
==============================================================
                                                     5,027,899
==============================================================

OIL & GAS (REFINING &
  MARKETING)-1.48%

Giant Industries, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 9.00%, 09/01/07      346,000        323,510
--------------------------------------------------------------
Petroleos Mexicanos-Series P
  (Mexico), Unsub. Yankee Notes,
  9.50%, 09/15/27                       800,000        813,760
--------------------------------------------------------------
Texas Petrochemical Corp., Sr.
  Unsec. Sub. Notes, 11.13%,
  07/01/06                              560,000        462,000
--------------------------------------------------------------
Tosco Corp., Unsec. Deb., 7.80%,
  01/01/27                              900,000        877,842
==============================================================
                                                     2,477,112
==============================================================

OIL (DOMESTIC INTEGRATED)-1.37%

Amerada Hess Corp., Bonds, 7.88%,
  10/01/29                              900,000        920,241
--------------------------------------------------------------
Occidental Petroleum Corp., Sr.
  Unsec. Notes, 8.45%, 02/15/29       1,300,000      1,375,803
==============================================================
                                                     2,296,044
==============================================================

OIL (INTERNATIONAL
  INTEGRATED)-1.09%

YPF Sociedad Anonima (Argentina),
  Yankee Bonds,
  8.00%, 02/15/04                     1,400,000      1,380,484
--------------------------------------------------------------
  9.13%, 02/24/09                       450,000        456,579
==============================================================
                                                     1,837,063
==============================================================

PAPER & FOREST PRODUCTS-0.25%

Domtar, Inc. (Canada), Unsec.
  Yankee Deb., 9.50%, 08/01/16          400,000        413,500
==============================================================

PHOTOGRAPHY/IMAGING-0.32%

Polaroid Corp., Sr. Unsec. Notes,
  11.50%, 02/15/06                      670,000        539,350
==============================================================

POWER PRODUCERS (INDEPENDENT)-0.82%

AES Corp. (The), Sr. Unsec. Notes,
  9.38%, 09/15/10                       200,000        199,860
--------------------------------------------------------------
  9.50%, 06/01/09                       700,000        714,000
--------------------------------------------------------------
Kincaid Generation LLC, Sec. Bonds,
  7.33%, 06/15/20 (Acquired
  04/30/98; Cost $495,220)(a)           494,000        461,450
==============================================================
                                                     1,375,310
==============================================================

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE

PUBLISHING (NEWSPAPERS)-1.98%

News America Holdings, Inc.,
  Putable Notes,
  Putable Notes, 8.45%, 08/01/34     $1,500,000   $  1,496,970
--------------------------------------------------------------
  Sr. Gtd. Deb., 9.25%, 02/01/13      1,250,000      1,346,475
--------------------------------------------------------------
  Sr. Unsec. Gtd. Putable Bonds,
    7.43%, 10/01/26                     500,000        487,205
==============================================================
                                                     3,330,650
==============================================================

RAILROADS-0.42%

CSX Corp., Sr. Unsec. Putable Deb.,
  7.25%, 05/01/27                       350,000        348,173
--------------------------------------------------------------
Railamerica Transportation Corp.,
  Sr. Unsec. Gtd. Sub. Notes,
  12.88%, 08/15/10(c)                   375,000        350,625
==============================================================
                                                       698,798
==============================================================

REAL ESTATE INVESTMENT TRUSTS-0.55%

ERP Operating L.P., Unsec. Notes,
  7.13%, 10/15/17                       600,000        520,848
--------------------------------------------------------------
Health Care REIT, Inc., Sr. Unsec.
  Notes, 7.63%, 03/15/08                200,000        168,208
--------------------------------------------------------------
Spieker Properties, Inc., Unsec.
  Deb., 7.35%, 12/01/17                 250,000        227,532
==============================================================
                                                       916,588
==============================================================

RETAIL (SPECIALTY)-0.26%

Amazon.com, Inc., Conv. Deb.,
  4.75%, 02/01/09 (Acquired
  01/29/99; Cost $501,875)(a)           500,000        316,875
--------------------------------------------------------------
CSK Auto Inc.-Series A, Sr. Gtd.
  Sub. Deb, 11.00%, 11/01/06            130,000         57,850
--------------------------------------------------------------
Neff Corp., Sr. Unsec. Gtd. Sub.
  Notes, 10.25%, 06/01/08               200,000         70,000
==============================================================
                                                       444,725
==============================================================

SAVINGS & LOAN COMPANIES-0.89%

Dime Capital Trust I-Series A, Gtd.
  Bonds, 9.33%, 05/06/27                250,000        228,095
--------------------------------------------------------------
Sovereign Bancorp, Inc., Medium
  Term Sub. Notes, 8.00%, 03/15/03      600,000        581,268
--------------------------------------------------------------
St. Paul Bancorp, Inc., Sr. Unsec.
  Notes, 7.13%, 02/15/04                200,000        195,794
--------------------------------------------------------------
Washington Mutual Cap I, Sec. Gtd.
  Bonds, 8.38%, 06/01/27                200,000        180,384
--------------------------------------------------------------
Washington Mutual, Inc., Sub.
  Notes, 8.25%, 04/01/10                300,000        303,810
==============================================================
                                                     1,489,351
==============================================================

SERVICES (COMMERCIAL &
  CONSUMER)-0.13%

Avis Group Holdings, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 11.00%,
  05/01/09                              200,000        215,000
==============================================================

SERVICES (EMPLOYMENT)-0.14%

MSX International, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 11.38%, 01/15/08     260,000        240,500
==============================================================

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
SOVEREIGN DEBT-3.43%

Banque Cent de Tunisie (Tunisia),
  Unsec. Yankee Bonds, 8.25%,
  09/19/27                           $1,750,000   $  1,491,875
--------------------------------------------------------------
Newfoundland (Province of)
  (Canada), Unsec. Yankee Deb.,
  9.00%, 06/01/19                       500,000        570,685
--------------------------------------------------------------
Quebec (Province of)
  (Canada)-Series A, Medium Term
  Putable Yankee Notes, 6.29%,
  03/06/26                            1,000,000        994,030
--------------------------------------------------------------
Republica Orient (Uruguay), Unsec.
  Yankee Bonds, 7.88%, 07/15/27       3,000,000      2,692,500
==============================================================
                                                     5,749,090
==============================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.60%

Crown Castle International Corp.,
  Sr. Unsec. Notes, 10.75%,
  08/01/11                              300,000        309,750
--------------------------------------------------------------
Nextel International, Inc., Sr.
  Notes, 12.75%, 08/01/10(c)            330,000        301,950
--------------------------------------------------------------
Spectrasite Holdings, Inc., Sr.
  Unsec. Disc. Notes, 11.25%,
  04/15/09(b)                           775,000        403,000
==============================================================
                                                     1,014,700
==============================================================

TELECOMMUNICATIONS (LONG DISTANCE)-2.31%

360networks Inc. (Canada), Sr.
  Unsec. Yankee
  Sr. Unsec. Yankee Notes, 12.00%,
    08/01/09                            230,000        182,850
--------------------------------------------------------------
  Sr. Yankee Notes, 12.50%,
    12/15/05                            430,000        378,400
--------------------------------------------------------------
Call-Net Enterprises, Inc.
  (Canada), Sr. Unsec. Disc. Yankee
  Notes, 8.94%, 08/15/08(b)             330,000        100,650
--------------------------------------------------------------
ECONOPHONE, Inc., Sr. Unsec. Notes,
  13.50%, 07/15/07                      750,000        378,750
--------------------------------------------------------------
Esprit Telecom Group PLC (United
  Kingdom), Sr. Unsec. Yankee
  Notes, 11.50%, 12/15/07               225,000         52,875
--------------------------------------------------------------
MCI Communications Corp., Sr.
  Unsec. Putable Deb., 7.13%,
  06/15/27                            1,500,000      1,480,140
--------------------------------------------------------------
Primus Telecommunications Group,
  Inc., Sr. Unsec. Notes, 11.25%,
  01/15/09                              750,000        386,250
--------------------------------------------------------------
Sprint Corp., Putable Deb., 9.00%,
  10/15/19                              200,000        218,836
--------------------------------------------------------------
Tele1 Europe B.V. (Netherlands),
  Sr. Unsec. Yankee Notes, 13.00%,
  05/15/09                              500,000        432,500
--------------------------------------------------------------
Versatel Telecom International N.V.
  (Netherlands), Sr. Yankee Notes,
  13.25%, 05/15/08                      340,000        260,100
==============================================================
                                                     3,871,351
==============================================================

TELEPHONE-3.85%

AT&T Canada Inc. (Canada), Sr.
  Unsec. Yankee Notes, 7.65%,
  09/15/06                              370,000        363,336
--------------------------------------------------------------
CFW Communications Co., Sr. Notes,
  13.00%, 08/15/10(c)(f)                535,000        473,475
--------------------------------------------------------------
Deutsche Telekom International
  Finance B.V. (Netherlands),
  Unsec. Unsub. Yankee Bonds,
  8.00%, 06/15/10                       800,000        818,040
--------------------------------------------------------------
ICG Services, Inc., Sr. Unsec.
  Disc. Notes, 10.00%,
  02/15/08(b)(e)                        600,000         75,000
--------------------------------------------------------------
Intermedia Communications,
  Inc.-Series B, Sr. Disc. Notes,
  11.25%, 07/15/07(b)                   700,000        584,500
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
TELEPHONE-(CONTINUED)

Koninklijke (Royal) KPN N.V.
  (Netherlands), Sr. Unsec. Unsub.
  Yankee Notes, 7.50%, 10/01/05
  (Acquired 09/27/00; Cost
  $899,424)(a)                       $  900,000   $    894,654
--------------------------------------------------------------
NTL Communications Corp.-Series B,
  Sr. Unsec. Notes, 12.38%,
  10/01/08(b)                           825,000        482,625
--------------------------------------------------------------
NTL Inc.-Series B, Sr. Disc. Notes,
  11.50%, 02/01/06(b)                   450,000        420,750
--------------------------------------------------------------
Qwest Capital Funding, Unsec. Gtd.
  Notes, 7.90%, 08/15/10 (Acquired
  08/24/00; Cost $902,898)(a)           900,000        917,946
--------------------------------------------------------------
Verizon Global Funding
  Corp.,-Series REGS, Conv. Euro
  Bonds, 4.25%, 09/15/05                500,000        553,703
--------------------------------------------------------------
Williams Communications Group,
  Inc., Sr. Unsec. Notes, 10.70%,
  10/01/07                              450,000        387,000
--------------------------------------------------------------
XO Communications, Inc., Sr. Unsec.
  Notes, 10.75%, 11/15/08               550,000        484,000
==============================================================
                                                     6,455,029
==============================================================

TRUCKERS-0.19%

Travelcenters of America, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 10.25%,
  04/01/07                              290,000        314,650
==============================================================

WASTE MANAGEMENT-1.53%

Allied Waste North America
  Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 10.00%, 08/01/09          300,000        261,000
--------------------------------------------------------------
Browning-Ferris Industries, Inc.,
  Deb., 9.25%, 05/01/21                 350,000        292,250
--------------------------------------------------------------
Waste Management, Inc.,
  Sr. Unsec. Notes, 7.13%, 12/15/17      90,000         77,397
--------------------------------------------------------------
  Unsec. Putable Notes, 7.10%,
    08/01/26                          2,000,000      1,937,120
==============================================================
                                                     2,567,767
==============================================================
    Total U.S. Dollar Denominated
      Bonds & Notes (Cost
      $118,237,884)                                112,442,503
==============================================================
                                     PRINCIPAL
                                     AMOUNT(g)
NON-U.S. DOLLAR DENOMINATED BONDS &
  NOTES-13.36%

CANADA-6.31%

AT&T Canada Inc. (Telephone), Sr.
  Unsec. Notes, 7.15%, 09/23/04 CAD     800,000        518,620
--------------------------------------------------------------
Bell Mobility Cellular Inc.
  (Telecommunications-Cellular/Wireless),
  Deb., 6.55%, 06/02/08         CAD     750,000        470,433
--------------------------------------------------------------
Canadian Government (Sovereign
  Debt), Bonds, 6.00%, 06/01/08 CAD   7,520,000      4,970,574
--------------------------------------------------------------
Canadian Pacific Ltd.-Series D
  (Manufacturing-Diversified),
  Unsec. Medium Term Notes, 5.85%,
  03/30/09 (Acquired 03/24/99; Cost
  $661,308)(a)                  CAD   1,000,000        603,817
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(g)       VALUE
CANADA-(CONTINUED)

Clearnet Communications Inc.
  (Telecommunications-
  Cellular/Wireless),
  Sr. Disc. Notes,
  10.40%, 05/15/08(b)           CAD   1,200,000   $    661,952
--------------------------------------------------------------
  11.75%, 08/13/07(b)           CAD   1,100,000        650,003
--------------------------------------------------------------
Clearnet Communications Inc.
  (Telecommunications-
  Cellular/Wireless),
  Sr. Unsec. Disc. Notes,
  10.75%, 02/15/09(b)           CAD   1,300,000        683,068
--------------------------------------------------------------
Export Development Corp. (Sovereign
  Debt), Sr. Unsec. Unsub. Notes,
  6.50%, 12/21/04               NZD     415,000        159,086
--------------------------------------------------------------
Ontario (Province of) (Sovereign
  Debt), Unsec. Unsub. Notes,
  6.25%, 12/03/08               NZD   1,500,000        555,287
--------------------------------------------------------------
Poco Petroleums Ltd. (Oil &
  Gas-Exploration & Production),
  Medium Term Notes, 6.60%,
  09/11/07                      CAD     750,000        477,711
--------------------------------------------------------------
Rogers Cablesystems
  (Broadcasting-Television, Radio &
  Cable), Sr. Sec. Second Priority
  Deb., 9.65%, 01/15/14         CAD     300,000        209,193
--------------------------------------------------------------
TransCanada PipeLines-Series Q
  (Natural Gas), Deb., 10.63%,
  10/20/09                      CAD     375,000        304,555
--------------------------------------------------------------
Westcoast Energy Inc.-Series V
  (Natural Gas), Unsec. Deb.,
  6.45%, 12/18/06               CAD     500,000        327,185
==============================================================
                                                    10,591,484
==============================================================

FRANCE-0.23%

Vivendi Environment (Waste
  Management), Sr. Conv. Gtd.
  Bonds, 1.50%, 01/01/05        EUR     150,000        385,291
==============================================================

GREECE-1.23%

Hellenic Republic (Sovereign Debt),
  Bonds, 6.00%, 05/19/10        GRD   2,400,000      2,060,680
==============================================================

NETHERLANDS-1.35%

Grapes Communications N.V.
  (Telecommunications-Cellular/Wireless),
  Sr. Notes, 13.50%, 05/15/10
  (Acquired 05/03/00; Cost
  $589,420)(a)(f)               EUR     650,000        300,634
--------------------------------------------------------------
Koninklijke (Royal) KPN N.V.
  (Telephone), Sr. Unsec. Unsub.
  Euro Bonds, 6.25%, 10/04/05   EUR   1,000,000        842,243
--------------------------------------------------------------
Mannesmann Finance B.V. (Machinery-
  Diversified), Gtd. Unsec. Unsub.
  Euro Notes, 4.75%, 05/27/09   EUR     690,000        516,342
--------------------------------------------------------------
Tecnost International N.V.
  (Telephone)- Series E, Gtd.
  Medium Term Notes, 6.13%,
  07/30/09                      EUR     290,000        228,548
--------------------------------------------------------------
Tele1 Europe B.V.
  (Telecommunications-Long
  Distance), Sr. Euro Notes,
  11.88%, 12/01/09              EUR     500,000        371,183
==============================================================
                                                     2,258,950
==============================================================

                                     PRINCIPAL       MARKET
                                     AMOUNT(g)       VALUE
NEW ZEALAND-0.63%

Inter-American Development Bank
  (Banks-Money Center), Unsec.
  Bonds, 5.75%, 04/15/04        NZD   2,000,000   $    755,289
--------------------------------------------------------------
International Bank for
  Reconstruction &
  Development-Class E (Banks-Money
  Center), Unsec. Medium Term
  Notes, 5.50%, 04/15/04        NZD     800,000        300,844
==============================================================
                                                     1,056,133
==============================================================

NORWAY-0.10%

Enitel ASA (Telecommunications-Long
  Distance), Sr. Unsec. Unsub. Euro
  Notes, 12.50%, 04/15/10(h)    EUR     300,000        165,487
==============================================================

UNITED KINGDOM-1.12%

Airtours PLC (Services-Commercial &
  Consumer), Conv. Sub. Notes,
  5.75%, 01/05/04 (Acquired
  12/09/98; Cost $494,636)(a)   GBP     299,000        357,482
--------------------------------------------------------------
British Sky Broadcasting Group PLC
  (Broadcasting-Television, Radio &
  Cable), Sr. Gtd. Unsec. Unsub.
  Notes, 7.75%, 07/09/09        GBP     450,000        639,689
--------------------------------------------------------------
Jazztel PLC (Telephone), Sr. Unsec.
  Notes, 13.25%, 12/15/09       EUR     285,000        176,332
--------------------------------------------------------------
Sutton Bridge Financial Ltd.
  (Electric Companies), Gtd. Euro
  Bonds, 8.63%, 06/30/22 (Acquired
  05/29/97; Cost $733,585)(a)   GBP     450,000        701,723
==============================================================
                                                     1,875,226
==============================================================

UNITED STATES OF AMERICA-2.39%

Federal National Mortgage
  Association (Sovereign Debt), Sr.
  Unsub. Notes, 6.38%, 08/15/07 AUD   3,785,000      1,905,621
--------------------------------------------------------------
John Hancock Global Fund
  (Insurance-Life/ Health), Sr.
  Sec. Sub Medium Term Notes,
  6.75%, 02/15/06               AUD     900,000        458,652
--------------------------------------------------------------
KFW International Finance
  (Investment Banking/ Brokerage),
  Gtd. Unsec. Unsub. Euro Medium
  Term Notes, 7.25%, 07/16/07   AUD   3,100,000      1,653,137
==============================================================
                                                     4,017,410
==============================================================
    Total Non-U.S. Dollar
      Denominated Bonds & Notes
      (Cost $26,030,027)                            22,410,661
==============================================================
                                       SHARES
STOCKS & OTHER EQUITY
  INTERESTS-1.03%

BANKS (MAJOR REGIONAL)-0.05%

Societe Generale-Class A                  1,400         79,485
==============================================================

BANKS (REGIONAL)-0.70%

First Republic Capital Corp.-Series
  A-Pfd. (Acquired 05/26/99; Cost
  $750,000)(a)                              750        672,187
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
BANKS (REGIONAL)-(CONTINUED)

Westpac Banking Corp., STRYPES
  Trust-$3.14 Conv. Pfd.                 16,000   $    495,000
==============================================================
                                                     1,167,187
==============================================================

BROADCASTING (TELEVISION, RADIO & CABLE)-0.00%

Knology Holdings Inc.-Wts.,
  expiring 10/22/07 (Acquired
  03/12/98; Cost $0)(a)(h)                  700          1,750
==============================================================

BUILDING MATERIALS-0.01%

Dayton Superior Corp.-Wts.,
  expiring 06/15/09 (Acquired
  08/07/00; Cost $0)(a)(h)                  450          9,225
==============================================================

COMMUNICATIONS EQUIPMENT-0.00%

Loral Space & Communications
  Ltd.(i)                                   254          1,445
==============================================================

COMPUTERS (PERIPHERALS)-0.02%

Equinix Inc.-Wts., expiring
  12/01/07 (Acquired 05/30/00; Cost
  $0)(a)(h)                                 250         27,562
==============================================================

ELECTRICAL EQUIPMENT-0.00%

Electronic Retailing Systems
  International, Inc.-Wts.,
  expiring 02/01/04(h)                      290            290
==============================================================

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-0.04%

Glaxo Wellcome PLC (United Kingdom)       2,607         75,071
==============================================================

RAILROADS-0.00%

Railamerica Transportation
  Corp.-Wts., expiring 08/15/10
  (Acquired 10/01/00; Cost
  $0)(a)(h)                                 375          3,844
==============================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.09%

WebLink Wireless, Inc.(i)                20,100        159,544
==============================================================

TELECOMMUNICATIONS (LONG DISTANCE)-0.07%

Enitel ASA (Norway)-Wts., expiring
  04/03/05 (Acquired 07/14/00; Cost
  $0)(a)(h)                                 300          1,909
--------------------------------------------------------------
Tele1 Europe B.V.-ADR
  (Netherlands)(i)                        8,806         69,347
--------------------------------------------------------------
Versatel Telecom International
  N.V.-ADR (Netherlands)(i)               2,450         49,000
==============================================================
                                                       120,256
==============================================================

TELEPHONE-0.05%

Esat Telecom Group PLC
  (Ireland)-Wts., expiring 02/01/07
  (Acquired 06/17/97; Cost
  $0)(a)(h)                                 350         81,550
==============================================================
    Total Stocks & Other Equity
      Interests (Cost $1,982,723)                    1,727,209
==============================================================
                                     PRINCIPAL
                                       AMOUNT
U.S. GOVERNMENT AGENCY
  SECURITIES-0.44%

FEDERAL HOME LOAN MORTGAGE CORP.
  ("FHLMC")-0.44%

Pass Through Certificates
  8.50%, 03/01/10 (Cost $757,293)    $  724,249        743,935
==============================================================

                                     PRINCIPAL
                                       AMOUNT
U.S. TREASURY SECURITIES-13.61%

U.S. TREASURY BILLS-1.78%

  5.63%,02/28/01(j)                  $3,000,000      2,991,810
==============================================================

U.S. TREASURY BONDS-3.00%

  6.13%,08/15/29                      4,850,000      5,028,577
==============================================================

U.S. TREASURY NOTES-8.83%

  6.50%, 02/28/02                     3,000,000      3,011,760
--------------------------------------------------------------
  7.25%, 08/15/04                     5,000,000      5,235,450
--------------------------------------------------------------
  5.63%, 05/15/08                     5,400,000      5,328,342
--------------------------------------------------------------
  5.75%, 08/15/10                     1,250,000      1,249,225
==============================================================
                                                    14,824,777
==============================================================
    Total U.S. Treasury Securities
      (Cost $22,749,828)                            22,845,164
==============================================================

ASSET-BACKED SECURITIES-1.13%

AIRLINES-0.29%

Airplanes Pass Through Trust-Series
  D, Gtd. Sub. Euro Bonds, 10.88%,
  03/15/12                              227,171        171,527
--------------------------------------------------------------
United Air Lines, Inc.-Series 95A2,
  Pass Through Ctfs., 9.56%,
  10/19/18                              300,000        321,198
==============================================================
                                                       492,725
==============================================================

FINANCIAL (DIVERSIFIED)-0.72%

Beaver Valley II Funding Corp.,
  Sec. Lease Obligations Deb.,
  9.00%, 06/01/17                       200,000        210,804
--------------------------------------------------------------
Citicorp Lease-Class A2, Series
  1999-1, Pass Through Ctfs.,
  8.04%, 12/13/19 (Acquired
  06/01/00-07/14/00; Cost
  $997,449)(a)                        1,000,000        995,930
==============================================================
                                                     1,206,734
==============================================================

POWER PRODUCERS (INDEPENDENT)-0.12%

Panda Funding Corp., Series A-1,
  Pooled Project Bonds, 11.63%,
  08/20/12                              197,179        194,221
==============================================================
    Total Asset-Backed Securities
      (Cost $1,965,123)                              1,893,680
==============================================================
                                       SHARES

MONEY MARKET FUNDS-0.69%

STIC Liquid Assets Portfolio(k)         579,213        579,213
--------------------------------------------------------------
STIC Prime Portfolio(k)                 579,213        579,213
==============================================================
    Total Money Market Funds (Cost
      $1,158,426)                                    1,158,426
==============================================================

TOTAL INVESTMENTS-97.27% (Cost

  $172,881,304)                                    163,221,578
==============================================================
OTHER ASSETS LESS LIABILITIES-2.73%                  4,585,991
==============================================================
NET ASSETS-100.00%                                $167,807,569
______________________________________________________________
==============================================================

Notes to Schedule of Investments:

(a) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 10/31/00 was $12,961,594, which represented 7.75% of the Fund's net assets.
(b) Discounted bond at purchase. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(c) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1993, as amended.
(d) Zero coupon bond issued at a discount. The interest rate shown represents the rate of original issue discount.
(e) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(f) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes common or preferred shares of the issuer.
(g) Foreign denominated security. Par value is denominated in currency indicated.
(h) Acquired as part of a unit with or in exchange for other securities.
(i) Non-income producing security.
(j) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(k) The money market fund and the Fund are affiliated by having the same investment advisor.

Investment Abbreviations:

ADR     - American Depositary Receipt
AUD     - Australian Dollar
CAD     - Canadian Dollar
Conv.   - Convertible
Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
GBP     - British Pound Sterling
GDR     - Global Depositary Receipt
GRD     - Greek Drachma
Gtd.    - Guaranteed
NZD     - New Zealand Dollar
Pfd.    - Preferred
REGS    - Regulation S
REIT    - Real Estate Investment Trust
Sec.    - Secured
Sr.     - Senior
STRYPES - Structured Yield Product Exchangeable for Stock
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000


ASSETS:

Investments, at market value (cost
  $172,881,304)                                 $163,221,578
------------------------------------------------------------
Foreign currencies, at value (cost $304,158)         303,880
------------------------------------------------------------
Cash                                                   2,061
------------------------------------------------------------
Receivables for:
  Foreign currency contracts closed                  203,267
------------------------------------------------------------
  Investments sold                                 7,716,014
------------------------------------------------------------
  Capital stock sold                                  99,409
------------------------------------------------------------
  Dividends and interest                           3,486,150
------------------------------------------------------------
  Foreign currency contracts outstanding             626,792
------------------------------------------------------------
Investment for deferred compensation plan             26,673
------------------------------------------------------------
Other assets                                          25,431
============================================================
    Total assets                                $175,711,255
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            7,015,313
------------------------------------------------------------
  Capital stock reacquired                           202,651
------------------------------------------------------------
  Dividends                                          282,126
------------------------------------------------------------
  Foreign currency contracts closed                   14,848
------------------------------------------------------------
  Deferred compensation plan                          26,673
------------------------------------------------------------
Accrued advisory fees                                 92,153
------------------------------------------------------------
Accrued administrative services fees                   4,235
------------------------------------------------------------
Accrued distribution fees                             74,082
------------------------------------------------------------
Accrued directors' fees                                1,571
------------------------------------------------------------
Accrued transfer agent fees                           86,707
------------------------------------------------------------
Accrued operating expenses                           103,327
============================================================
    Total liabilities                              7,903,686
============================================================
Net assets applicable to shares outstanding     $167,807,569
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $105,636,419
____________________________________________________________
============================================================
Class B                                         $ 60,391,218
____________________________________________________________
============================================================
Class C                                         $  1,779,932
____________________________________________________________
============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:

  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                     11,851,374
____________________________________________________________
============================================================

Class B:

  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      6,777,381
____________________________________________________________
============================================================

Class C:

  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                        199,782
____________________________________________________________
============================================================
Class A:

  Net asset value and redemption price per
    share                                       $       8.91
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.91 divided by
      95.25%)                                   $       9.35
____________________________________________________________
============================================================
Class B:

  Net asset value and offering price per share  $       8.91
____________________________________________________________
============================================================
Class C:

  Net asset value and offering price per share  $       8.91
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000


INVESTMENT INCOME:

Interest                                        $  9,182,039
------------------------------------------------------------
Dividends (net of foreign withholding tax of
  $1,117)                                            132,351
------------------------------------------------------------
Dividends from affiliated money market funds         294,558
============================================================
    Total investment income                        9,608,948
============================================================

EXPENSES:

Advisory fees                                        818,240
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                        55,257
------------------------------------------------------------
Distribution fees -- Class A                         356,923
------------------------------------------------------------
Distribution fees -- Class B                         437,547
------------------------------------------------------------
Distribution fees -- Class C                          17,521
------------------------------------------------------------
Transfer agent fees -- Class A                       188,159
------------------------------------------------------------
Transfer agent fees -- Class B                       115,184
------------------------------------------------------------
Transfer agent fees -- Class C                         4,613
------------------------------------------------------------
Directors' fees                                        8,021
------------------------------------------------------------
Other                                                174,229
============================================================
    Total expenses                                 2,225,694
============================================================
Less: Fees waived                                   (531,491)
------------------------------------------------------------
    Expenses paid indirectly                          (2,184)
============================================================
    Net expenses                                   1,692,019
============================================================
Net investment income                              7,916,929
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND FOREIGN CURRENCY CONTRACTS:

Net realized gain (loss) from:

  Investment securities                          (11,769,828)
------------------------------------------------------------
  Foreign currencies                                 100,234
------------------------------------------------------------
  Foreign currency contracts                       1,532,812
============================================================
                                                 (10,136,782)
============================================================

Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                              572,832
------------------------------------------------------------
  Foreign currencies                                 (21,180)
------------------------------------------------------------
  Foreign currency contracts                         622,544
============================================================
                                                   1,174,196
============================================================
Net gain (loss) on investment securities,
  foreign currencies and foreign currency
  contracts                                       (8,962,586)
============================================================
Net increase in net assets resulting from
  operations                                    $  1,045,657
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and 1999

                                                                  2000            1999
                                                              -------------    -----------

OPERATIONS:

  Net investment income                                       $   7,916,929    $ 6,368,021
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and foreign currency contracts           (10,136,782)    (4,008,006)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and foreign
    currency contracts                                            1,174,196     (4,471,227)
==========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                 (1,045,657)    (2,111,212)
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                          (697,810)    (3,538,334)
------------------------------------------------------------------------------------------
  Class B                                                          (427,241)    (2,065,556)
------------------------------------------------------------------------------------------
  Class C                                                           (22,193)      (102,985)
------------------------------------------------------------------------------------------
Distributions in excess of net investment income:
  Class A                                                        (4,541,889)      (483,962)
------------------------------------------------------------------------------------------
  Class B                                                        (2,529,211)      (310,211)
------------------------------------------------------------------------------------------
  Class C                                                           (95,826)       (15,757)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        60,321,560     (1,856,726)
------------------------------------------------------------------------------------------
  Class B                                                        29,421,207      1,178,036
------------------------------------------------------------------------------------------
  Class C                                                            41,717        263,914
==========================================================================================
    Net increase (decrease) in net assets                        80,424,657     (9,042,793)
==========================================================================================

NET ASSETS:

  Beginning of year                                              87,382,912     96,425,705
==========================================================================================
  End of year                                                 $ 167,807,569    $87,382,912
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $ 317,756,543    $95,576,239
------------------------------------------------------------------------------------------
  Undistributed net investment income                               (45,909)       (45,192)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and foreign currency
    contracts                                                  (140,850,904)    (3,069,640)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and foreign currency
    contracts                                                    (9,052,161)    (5,078,495)
==========================================================================================
                                                              $ 167,807,569    $87,382,912
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Income Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is high current income. Its secondary objective is protection of principal and growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2000, undistributed net investment income was increased by $396,525, undistributed net realized gains decreased by $127,644,482 and paid in capital increased by $127,247,958 as a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income are declared and paid monthly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $140,223,848 as of October 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2008.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
     Outstanding foreign currency contracts at October 31, 2000 were as follows:

    SETTLEMENT                      CONTRACT TO                  UNREALIZED
       DATE             DELIVER       RECEIVE        VALUE      APPRECIATION
    ----------        -----------   -----------   -----------   ------------
    12/29/00     AUD    6,200,000   $ 3,404,793   $ 3,215,929     $188,864
    12/11/00     AUD    1,500,000       835,740       777,863       57,877
    11/06/00     CAD    5,675,000     3,837,571     3,716,192      121,379
    01/10/01     CAD    6,500,000     4,334,200     4,263,460       70,740
    12/29/00     EUR    4,500,000     3,945,825     3,829,545      116,280
    12/29/00     NZD    4,400,000     1,817,420     1,745,768       71,652
                      -----------   -----------   -----------     --------
                      $28,775,000   $18,175,549   $17,548,757     $626,792
                      ===========   ===========   ===========     ========

G. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.
H. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.70% of the first $1 billion of the Fund's average daily net assets, plus 0.65% of the Fund's average daily net assets in excess of $1 billion. AIM has contractually agreed to waive fees and reimburse expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit total operating expenses of Class A shares to 1.25% (e.g. if AIM waives 0.42% of Class A expenses, AIM will also waive 0.42% of Class B and Class C expenses). During the year ended October 31, 2000, AIM waived fees of $531,491.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2000, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $180,411 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $356,923 $437,547 and $17,521, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $26,727 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $6,061 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2000, the Fund paid legal fees of $4,080 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,638 and reductions in custodian fees of $546 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $2,184.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to not less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. During the year ended October 31, 2000, there were no securities on loan.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2000 was $218,113,120 and $207,030,385, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $  1,448,230
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (11,108,220)
=========================================================
Net unrealized appreciation (depreciation)
  of investment securities                   $ (9,659,990)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $172,881,568.

NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the years October 31, 2000 and 1999 were as follows:

                                                                         2000                          1999
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    ------------
Sold:
  Class A                                                      2,364,069    $ 22,041,534     2,496,536    $ 26,051,117
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        696,358       6,483,160     1,275,307      13,306,447
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         70,602         655,664       101,598       1,053,223
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        423,455       3,901,231       315,101       3,238,097
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        225,452       2,081,717       188,786       1,938,556
----------------------------------------------------------------------------------------------------------------------
  Class C                                                          9,446          87,470         9,111          93,556
======================================================================================================================
Issued in connection with acquisition:*
  Class A                                                      7,153,743      65,569,432            --              --
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      4,551,701      41,673,944            --              --
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         22,050         202,039            --              --
======================================================================================================================
Reacquired:
  Class A                                                     (3,345,608)    (31,190,637)   (3,041,035)    (31,145,940)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,239,193)    (20,817,614)   (1,370,398)    (14,066,967)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        (96,253)       (903,456)      (85,444)       (882,865)
======================================================================================================================
                                                               9,835,822    $ 89,784,484      (110,438)   $   (414,776)
______________________________________________________________________________________________________________________
======================================================================================================================

* As of the close of business on June 16, 2000, the Fund acquired all the net assets of AIM Global Government Income Fund pursuant to a plan of reorganization approved by AIM Global Government Income Fund's shareholders on May 31, 2000. The acquisition was accomplished by a tax-free exchange of 11,727,494 shares of the Fund for 13,800,813 shares of AIM Global Government Income Fund outstanding as of the close of business on June 16, 2000. AIM Global Government Income Fund's net assets at that date of $107,445,415, including ($5,147,862) of unrealized (depreciation), were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $75,391,518.

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      CLASS A
                                                                ----------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                                ----------------------------------------------------
                                                                  2000       1999       1998       1997      1996(a)
                                                                --------    -------    -------    -------    -------
Net asset value, beginning of period                            $   9.72    $ 10.60    $ 10.93    $ 10.85    $ 10.74
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.66       0.67       0.71       0.72       0.79
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (0.79)     (0.86)     (0.27)      0.21       0.25
====================================================================================================================
    Total from investment operations                               (0.13)     (0.19)      0.44       0.93       1.04
====================================================================================================================
Less distributions:
  Dividends from net investment income                             (0.13)     (0.61)     (0.61)     (0.72)     (0.81)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                               --         --      (0.07)     (0.13)     (0.12)
--------------------------------------------------------------------------------------------------------------------
  Returns of capital                                               (0.55)     (0.08)     (0.09)        --         --
====================================================================================================================
    Total distributions                                            (0.68)     (0.69)     (0.77)     (0.85)     (0.93)
====================================================================================================================
Net asset value, end of period                                  $   8.91    $  9.72    $ 10.60    $ 10.93    $ 10.85
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                    (1.38)%    (1.94)%     3.95%      9.05%     10.22%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $105,636    $51,077    $58,115    $30,924    $21,926
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.25%(c)    1.25%     1.23%      1.25%      1.25%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               1.71%(c)    1.67%     1.73%      1.86%      2.02%
====================================================================================================================
Ratio of net investment income to average net assets                6.97%(c)    6.54%     6.38%      6.54%      7.27%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                              184%        93%        47%        61%        83%
____________________________________________________________________________________________________________________
====================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include sales charges.
(c) Ratios are based on average daily net assets of $71,384,527.

                                                                                      CLASS B
                                                                ---------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                                ---------------------------------------------------
                                                                 2000       1999       1998       1997      1996(a)
                                                                -------    -------    -------    -------    -------
Net asset value, beginning of period                            $  9.72    $ 10.59    $ 10.92    $ 10.84    $ 10.73
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.61       0.62       0.65       0.67       0.74
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (0.79)     (0.85)     (0.27)      0.21       0.24
===================================================================================================================
    Total from investment operations                              (0.18)     (0.23)      0.38       0.88       0.98
===================================================================================================================
Less distributions:
  Dividends from net investment income                            (0.12)     (0.56)     (0.55)     (0.67)     (0.75)
-------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --         --      (0.07)     (0.13)     (0.12)
-------------------------------------------------------------------------------------------------------------------
  Returns of capital                                              (0.51)     (0.08)     (0.09)        --         --
===================================================================================================================
    Total distributions                                           (0.63)     (0.64)     (0.71)     (0.80)     (0.87)
===================================================================================================================
Net asset value, end of period                                  $  8.91    $  9.72    $ 10.59    $ 10.92    $ 10.84
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                   (1.94)%    (2.37)%     3.38%      8.48%      9.66%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $60,391    $34,423    $36,525    $25,121    $16,787
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.75%(c)    1.75%     1.75%      1.76%      1.75%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              2.21%(c)    2.17%     2.25%      2.37%      2.53%
===================================================================================================================
Ratio of net investment income to average net assets               6.47%(c)    6.04%     5.87%      6.03%      6.77%
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                             184%        93%        47%       61%         83%
___________________________________________________________________________________________________________________
===================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges.
(c) Ratios are based on average daily net assets of $43,754,699.

                                                                                    CLASS C
                                                                -----------------------------------------------
                                                                                                 AUGUST 4, 1997
                                                                         YEAR ENDED               (DATE SALES
                                                                         OCTOBER 31,               COMMENCED)
                                                                -----------------------------    TO OCTOBER 31,
                                                                 2000       1999       1998         1997(a)
                                                                -------    -------    -------    --------------
Net asset value, beginning of period                            $  9.71    $ 10.59    $ 10.92        $10.76
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.60       0.62       0.66          0.15
---------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (0.77)     (0.86)     (0.28)         0.17
===============================================================================================================
    Total from investment operations                              (0.17)     (0.24)      0.38          0.32
===============================================================================================================
Less distributions:
  Dividends from net investment income                            (0.12)     (0.56)     (0.55)        (0.13)
---------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --         --      (0.07)        (0.03)
---------------------------------------------------------------------------------------------------------------
  Returns of capital                                              (0.51)     (0.08)     (0.09)           --
===============================================================================================================
    Total distributions                                           (0.63)     (0.64)     (0.71)        (0.16)
===============================================================================================================
Net asset value, end of period                                  $  8.91    $  9.71    $ 10.59        $10.92
_______________________________________________________________________________________________________________
===============================================================================================================
Total return(b)                                                   (1.84)%     2.47%      3.39%         2.99%
_______________________________________________________________________________________________________________
===============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $ 1,780    $ 1,884    $ 1,785        $  242
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.75%(c)    1.75%     1.73%         1.76%(d)
---------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              2.21%(c)    2.17%     2.22%         2.37%(d)
===============================================================================================================
Ratio of net investment income to average net assets               6.47%(c)    6.04%     5.88%         6.03%(d)
_______________________________________________________________________________________________________________
===============================================================================================================
Portfolio turnover rate                                             184%        93%        47%           61%
_______________________________________________________________________________________________________________
===============================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $1,752,139.
(d) Annualized.

                       INDEPENDENT AUDITORS' REPORT

                       To the Board of Directors and Shareholders
                       AIM International Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of the AIM Global Income Fund (a portfolio of AIM International Funds, Inc.), including the schedule of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Global Income Fund as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                       KPMG LLP

                       December 6, 2000
                       Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Global Income Fund (the "Fund"), a portfolio of AIM International Funds, Inc., a Maryland corporation (the "Company"), was held on May 3, 2000. The meeting was held for the following purposes:

(1)* To elect the following Directors: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)* To approve an Agreement and Plan of Reorganization which provides for the reorganization of the Company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4)  To approve changing the fundamental investment restrictions of the Fund.

(5) To approve changing the investment objective of the Fund so that it is non-fundamental.

(6) To ratify the selection of KPMG LLP as independent accountants of the Fund for the fiscal year ending in 2000.

    The results of the voting on the above matters were as follows:

                                                                                     VOTES     WITHHELD/
        DIRECTORS/MATTER                                               VOTES FOR    AGAINST   ABSTENTIONS
        ----------------                                              -----------   -------   -----------
(1)*    Charles T. Bauer............................................  158,870,829       N/A    4,812,986
        Bruce L. Crockett...........................................  159,101,349       N/A    4,582,466
        Owen Daly II................................................  158,885,093       N/A    4,798,722
        Edward K. Dunn, Jr. ........................................  159,073,001       N/A    4,610,814
        Jack M. Fields..............................................  159,065,031       N/A    4,618,784
        Carl Frischling.............................................  158,952,763       N/A    4,731,052
        Robert H. Graham............................................  159,111,735       N/A    4,572,080
        Prema Mathai-Davis..........................................  159,002,065       N/A    4,681,750
        Lewis F. Pennock............................................  159,038,704       N/A    4,645,111
        Louis S. Sklar..............................................  159,052,236       N/A    4,631,579
(2)*    Adjournment of approval of an Agreement and Plan of
        Reorganization which provides for the reorganization of the
        Company as a Delaware business trust........................  114,017,566         1   49,666,248**
(3)     Approval of a new Master Investment Advisory Agreement with
        A I M Advisors, Inc.........................................    3,948,589    64,650      883,795**
(4)(a)  Approval of changing or eliminating the Fundamental
        Restrictions on Issuer Diversification......................    3,887,827   103,684      905,523**
(4)(b)  Approval of changing the Fundamental Restriction on
        Borrowing Money and Issuing Senior Securities...............    3,860,892   126,397      909,745**
(4)(c)  Approval of changing the Fundamental Restriction on
        Underwriting Securities.....................................    3,874,617   116,797      905,620**
(4)(d)  Approval of changing the Fundamental Restriction on Industry
        Concentration...............................................    3,892,118    99,812      905,104**
(4)(e)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Real Estate...........................    3,856,707   120,482      919,845**
(4)(f)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Commodities...........................    3,850,391   128,977      917,666**
(4)(g)  Approval of changing the Fundamental Restriction on Making
        Loans.......................................................    3,853,479   129,853      913,702**
(4)(h)  Approval of a new Fundamental Investment Restriction on
        Investing all of the Fund's Assets in an Open-End Fund......    3,847,771   119,344      929,919**
(4)(i)  Approval of Eliminating the Fundamental Restriction on
        Margin Transactions.........................................    3,826,808   154,888      915,338**
(4)(j)  Approval of Eliminating the Fundamental Restriction on
        Investments in Oil, Gas or Other Mineral Exploration or
        Development Programs........................................    3,856,493   123,197      917,344**
(5)     Approval of changing the Investment Objective so that it is
        Non-Fundamental.............................................    3,863,969   111,395      921,670**
(6)     Ratification of the selection of KPMG LLP as Independent
        Accountants of the Fund.....................................    4,629,841    32,865      234,328

     The Special Meeting of Shareholders of the Company was reconvened on May 31, 2000. The following matter was then considered:

                                                                                      VOTES      WITHHELD/
        MATTER                                                         VOTES FOR     AGAINST    ABSTENTIONS
        ------                                                        -----------   ---------   -----------
(2)*    Adjournment of approval of an Agreement and Plan of
        Reorganization which provides for the reorganization of the
        Company as a Delaware business trust........................  133,442,713   3,500,075   36,919,454**

     The Special Meeting of Shareholders of the Company was reconvened on June 16, 2000. The following matter was then considered:

                                                                                      VOTES      WITHHELD/
        MATTER                                                         VOTES FOR     AGAINST    ABSTENTIONS
        ------                                                        -----------   ---------   -----------
(2)*    Approval of an Agreement and Plan of Reorganization which
        provides for the reorganization of the Company as a Delaware
        business trust..............................................  148,826,209   4,003,592   28,921,784**

     This matter was not approved by Shareholders.

---------------

* Proposals 1 and 2 required approval by a combined vote of all the portfolios of AIM International Funds, Inc.

** Includes Broker Non-Votes

---------------

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and director of the Company and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

ABOUT YOUR FUND'S BOARD

The board of directors is elected by you to look after your interests as a mutual-fund shareholder. Directors' responsibilities include choosing investment advisors for your fund; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.
  Nine of your fund's 10 directors are independent. In other words, they have no affiliation with AIM except as independent fund directors charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as directors.
  Listed below are the members of the board of directors of your mutual fund and their respective titles.

BOARD OF DIRECTORS                               OFFICERS                                OFFICE OF THE FUND
Robert H. Graham                                 Robert H. Graham                        11 Greenway Plaza
Chairman, President and                          Chairman and President                  Suite 100
Chief Executive Officer                                                                  Houston, TX 77046
A I M Management Group Inc.                      Carol F. Relihan
                                                 Senior Vice President and Secretary     INVESTMENT ADVISOR
Bruce L. Crockett
Director                                         Gary T. Crum                            A I M Advisors, Inc.
ACE Limited;                                     Senior Vice President                   11 Greenway Plaza
Formerly Director, President, and                                                        Suite 100
Chief Executive Officer                          Edgar M. Larsen                         Houston, TX 77046
COMSAT Corporation                               Vice President
                                                                                         TRANSFER AGENT
Owen Daly II                                     Dana R. Sutton
Formerly Director                                Vice President and Treasurer            A I M Fund Services, Inc.
Cortland Trust Inc.                                                                      P.O. Box 4739
                                                 Robert G. Alley                         Houston, TX 77210-4739
Albert R. Dowden                                 Vice President
Chairman of the Board of Directors,                                                      CUSTODIAN
The Cortland Trust and DHJ Media, Inc.; and      Melville B. Cox
Director, Magellan Insurance Company,            Vice President                          State Street Bank and Trust Company
Formerly Director, President and                                                         225 Franklin Street
Chief Executive Officer,                         Mary J. Benson                          Boston, MA 02110
Volvo Group North America, Inc.; and             Assistant Vice President and
Senior Vice President, AB Volvo                  Assistant Treasurer                     COUNSEL TO THE FUND

Edward K. Dunn Jr.                               Sheri Morris                            Ballard Spahr
Chairman, Mercantile Mortgage Corp.;             Assistant Vice President and            Andrews & Ingersoll, LLP
Formerly Vice Chairman and President,            Assistant Treasurer                     1735 Market Street
Mercantile-Safe Deposit & Trust Co.; and                                                 Philadelphia, PA 19103
President, Mercantile Bankshares                 Jim A. Coppedge
                                                 Assistant Secretary                     COUNSEL TO THE DIRECTORS
Jack Fields
Chief Executive Officer                          Renee A. Friedli                        Kramer, Levin, Naftalis & Frankel LLP
Twenty First Century, Inc.;                      Assistant Secretary                     919 Third Avenue
Formerly Member                                                                          New York, NY 10022
of the U.S. House of Representatives             P. Michelle Grace
                                                 Assistant Secretary                     DISTRIBUTOR
Carl Frischling
Partner                                          Nancy L. Martin                         A I M Distributors, Inc.
Kramer, Levin, Naftalis & Frankel LLP            Assistant Secretary                     11 Greenway Plaza
                                                                                         Suite 100
Prema Mathai-Davis                               Ofelia M. Mayo                          Houston, TX 77046
Formerly Chief Executive Officer,                Assistant Secretary
YWCA of the U.S.A.                                                                       AUDITORS
                                                 Lisa A. Moss
Lewis F. Pennock                                 Assistant Secretary                     KPMG LLP
Partner                                                                                  700 Louisiana
Pennock & Cooper                                 Kathleen J. Pflueger                    Houston, TX 77002
                                                 Assistant Secretary
Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Global Income Fund paid ordinary dividends in the amount of $0.681 per share to Class A shareholders, and $0.628 per share to Class B and Class C shareholders, respectively, during its tax year ended October 31, 2000. Of this amount 0% is eligible for the dividends received deduction for corporations.

INCOME TAX INFORMATION

Of the total income dividends paid, 8.72% was derived from U.S. Treasury Obligations.

THE AIM FAMILY OF FUNDS--Registered Trademark--

                              EQUITY FUNDS                                      A I M Management Group Inc. has provided
                                                                                leadership in the mutual fund industry
DOMESTIC EQUITY FUNDS                INTERNATIONAL/GLOBAL EQUITY FUNDS          since 1976 and managed approximately
                                                                                $183 billion in assets for more than
       MORE AGGRESSIVE                             MORE AGGRESSIVE              eight million shareholders, including
                                                                                individual investors, corporate clients
AIM Small Cap Opportunities(1)       AIM Latin American Growth                  and financial institutions, as of
AIM Mid Cap Opportunities(2)         AIM Developing Markets                     September 30, 2000.
AIM Large Cap Opportunities(3)       AIM European Small Company                     The AIM Family of Funds--Registered
AIM Emerging Growth                  AIM Asian Growth                           Trademark-- is distributed nationwide,
AIM Small Cap Growth(4)              AIM Japan Growth                           and AIM today is the eighth-largest
AIM Aggressive Growth                AIM International Emerging Growth          mutual fund complex in the United States
AIM Mid Cap Growth                   AIM European Development                   in assets under management, according to
AIM Small Cap Equity                 AIM Euroland Growth                        Strategic Insight, an independent mutual
AIM Capital Development              AIM Global Aggressive Growth               fund monitor.
AIM Constellation                    AIM International Equity                       AIM is a subsidiary of AMVESCAP PLC,
AIM Dent Demographic Trends          AIM Advisor International Value            one of the world's largest independent
AIM Select Growth                    AIM Global Trends                          financial services companies with $414
AIM Large Cap Growth                 AIM Global Growth                          billion in assets under management as of
AIM Weingarten                                                                  September 30, 2000.
AIM Mid Cap Equity                                MORE CONSERVATIVE
AIM Value II
AIM Charter                          SECTOR EQUITY FUNDS
AIM Value
AIM Blue Chip                                      MORE AGGRESSIVE
AIM Basic Value
AIM Large Cap Basic Value            AIM New Technology
AIM Balanced                         AIM Global Telecommunications and Technology
AIM Advisor Flex                     AIM Global Resources
                                     AIM Global Financial Services
   MORE CONSERVATIVE                 AIM Global Health Care
                                     AIM Global Consumer Products and Services
                                     AIM Global Infrastructure
                                     AIM Advisor Real Estate
                                     AIM Global Utilities

                                                  MORE CONSERVATIVE

                           FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS           TAX-FREE FIXED-INCOME FUNDS

     MORE AGGRESSIVE                          MORE AGGRESSIVE

AIM Strategic Income                 AIM High Income Municipal
AIM High Yield II                    AIM Tax-Exempt Bond of Connecticut
AIM High Yield                       AIM Municipal Bond
AIM Income                           AIM Tax-Free Intermediate
AIM Global Income                    AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government                  MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

    MORE CONSERVATIVE

The AIM Risk Spectrum illustrates equity and fixed-income funds from more aggressive to more conservative. When assessing the degree of risk, three factors were considered: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus. If used as sales material after Jan. 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                               [AIM LOGO APPEARS HERE]
                                                         --Regitered Trademark--

                                                          INVEST WITH DISCIPLINE
                                                         --Regitered Trademark--

A I M Distributors, Inc.                                                GLI-AR-1